UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_______________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      June 21, 2016

Network-1 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15288	11-3027591

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

445 Park Avenue, Suite 912, New York, New York 10022

(Address of principal executive offices)

Registrant's telephone number, including area code:  (212) 829-5770

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐⁭  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐⁭  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐⁭  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐⁭  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 21, 2016, Network-1 Technologies, Inc. ("Network-1") issued a press release announcing that announced that the Patent Trial and Appeal Board ("PTAB") of the United States Patent and Trademark Office issued its Final Written Decisions in the four pending Inter Partes Review proceedings ("IPR") relating to challenges made by Google, Inc. and YouTube, LLC to the patentability of four of Network-1's patents relating to content identification.  The PTAB's Final Written Decisions found that in total, one hundred and nineteen (119) out of one hundred and twenty-nine (129) claims or ninety-two percent (92%) of the challenged claims of the patents have survived the patent challenges in the IPR's.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.                   Description

99.1	Press Release dated June 21, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK-1 TECHNOLOGIES, INC.

Dated: June 22, 2016	By:	/s/ Corey M. Horowitz
Name: Corey M. Horowitz
Title: Chairman & Chief Executive Officer

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